EXHIBIT 99.2


                                    [GRAPHIC]
                                    INCENTRA
                                    --------
                                 SOLUTIONS, INC.

                   1140 PEARL STREET, BOULDER, COLORADO 80302



NEWS RELEASE FOR NOVEMBER 15, 2005 AT 7:30 AM EST

CONTACTS FOR INCENTRA SOLUTIONS:
Allen & Caron Inc.                               Incentra Solutions
Jill Bertotti (investors)                        Paul McKnight
jill@allencaron.com                              Chief Financial Officer
-------------------                              pmcknight@incentrasolutions.com
Len Hall (financial media)                       (303) 449-8279
len@allencaron.com
------------------
(949) 474-4300

                 INCENTRA SOLUTIONS ANNOUNCES 2005 THIRD QUARTER
                          AND RECORD NINE-MONTH RESULTS

            NINE-MONTH PRO FORMA REVENUES INCREASE 12% YEAR-OVER-YEAR

BOULDER, CO, NOVEMBER 15, 2005 - Incentra Solutions, Inc. (OTCBB: ICNS), a provider of complete IT and storage management solutions to enterprises, broadcasters and managed service providers worldwide, today announced results for its third quarter and nine months ended September 30, 2005.

         Pro forma revenue for the 2005 third quarter was $12.4 million, compared to pro forma revenue of $13.3 million in the prior year period. Revenues during the third quarter 2005 were impacted by the summer slowdown in deliveries to broadcast customers in Europe and North America and a change in the revenue model where maintenance revenues were classified as deferred revenue following the successful launch of the Company's First Call and Enhanced First Call Service support programs. Pro forma revenue for the first nine months of this year was $46.5 million, up approximately 12 percent from pro forma revenue of $41.4 million in last year's first nine months, as a result of strong year-over-year growth in professional services, managed services and deliveries of IT hardware and software.

         Chairman and CEO Thomas P. Sweeney said that this year's third quarter was an important turning point for the Company as it implemented a strategic change in its revenue model with the successful launch of First Call and Enhanced First Call Services. Mr. Sweeney noted that, as indicated following this year's second quarter, overall revenue for the quarter was expected to decline.


                                     99.2-1

         "These new services increased our competitive advantages and changed our revenue model to one that includes a growing and predictable base of higher margin, recurring services revenue," Sweeney added. "Enhanced First Call offers a one-of-a-kind, real-time remote monitoring service of customers' IT assets regardless of the manufacturer and provides them with rapid trouble isolation and resolution. Orders for both First Call and Enhanced First Call services have been robust with more than $1 million in contracts signed since release in August. Enhanced First Call increases our margins on maintenance contracts as we now receive larger discounts from the manufacturers.

         "We are also encouraged by the large number of contracts we signed in the 2005 third quarter for both managed services and complete solutions to enterprises and managed service providers," Sweeney said. "The Company renewed two large multi-year contracts with long-time customers for the continued delivery of outsourced data protection solutions. I am pleased by the progress we are making on all fronts. We believe our sales funnel is strong, our integration efforts are behind us and we are seeing increased volumes of sales of our professional services, managed services and complete solutions."

         Sweeney said that for the full year 2005, the Company expects pro forma revenues to be between $62.5 and $65 million with positive cash flow for the fourth quarter and the full year 2005.

         Chief Financial Officer Paul McKnight said that after the completion of the integration of this year's acquisitions, the Company was able to reduce total year-over-year pro forma operating expenses through the elimination of the prior owner's costs and the fact that there were $1.4 million of acquisition-related expenses recorded in the third quarter 2004. "Pro forma operating expenses for this year's third quarter and nine months were $5.7 million and $18.4 million, respectively, compared to pro forma operating expenses in the respective, prior year periods of $7.8 million and $20.5 million," McKnight added. Pro forma 2005 EBITDA(1) as adjusted, for the quarter and nine months, was a loss $0.8 million and a loss of $0.07 million, respectively.

         McKnight said, "The transition in our maintenance contract offerings from recognizing revenue at the time of sale to deferring the revenue and recognizing it over the contract term reduces revenue at the onset of the contract. The impact of the reduced revenue in the immediate period, however, is outweighed by a number of important benefits, including higher gross margins and the development of a longer-term recurring revenue stream and more stability in earnings from this line of business."

         Pro forma results of operations include 100 percent of the operating results of all of the Company's acquisitions in 2004 and 2005 for all periods presented.



                                     99.2-2

CONFERENCE CALL INFORMATION
---------------------------
         As previously announced, management will host a conference call to be broadcast live on the Internet on Tuesday, November 15, 2005 at 11:30 a.m. (Eastern time). The dial-in number for the call is 1-800-370-0898, or you may access the live webcast on the Investors section of the Company's website, www.incentrasolutions.com. Additionally, an archive of the conference call will be available on this site.

ABOUT INCENTRA SOLUTIONS, INC.
------------------------------
         Incentra Solutions, Inc. (www.incentrasolutions.com, OTCBB:ICNS) is a provider of complete IT & storage management solutions to broadcasters, enterprises and managed service providers worldwide. Incentra's complete solution includes professional services, hardware & software products with first call support, IT outsourcing solutions and financing options. To the broadcast market, Incentra delivers complete digital archive management and transcoding solutions built on its IT and storage expertise and offerings.





================================================================================

(1) EBITDA is defined as earnings before interest, taxes, depreciation and amortization and the cumulative effect of changes in accounting principles. Although EBITDA is not a measure of performance or liquidity calculated in accordance with United States generally accepted accounting principles (GAAP), the Company believes the use of the non-GAAP financial measure EBITDA enhances an overall understanding of the Company's past financial performance and is a widely-used measure of operating performance in practice. In addition, the Company believes the use of EBITDA provides useful information to the investor because EBITDA excludes significant non-cash interest and amortization charges related to past financings by the Company that, when excluded, the Company believes produces more meaningful operating information. EBITDA also excludes depreciation expense incurred primarily in the MSI subsidiary and amortization expense for intangible assets that arose out of the acquisition of MSI, which are significant when compared to such levels prior to the acquisition of MSI. However, investors should not consider this measure in isolation or as a substitute for net income (loss), operating income (loss), cash flows from operating activities or any other measure for determining the Company's operating performance or liquidity that are calculated in accordance with GAAP, and this measure may not necessarily be comparable to similarly titled measures employed by other companies. A reconciliation of EBITDA to the most comparable GAAP financial measure, net loss before deemed dividends and accretion on redeemable preferred stock, is included in the following tables.

                                 ====================================     =================================
                                     THREE MONTHS ENDED 9-30-05              NINE MONTHS ENDED 9-30-05
                                 ====================================     =================================
EBITDA Reconciliation               AS REPORTED         PROFORMA            AS REPORTED       PROFORMA
                                    -----------         --------            -----------       --------
Net loss                              $ (3,210)        $ (3,072)             $ (7,915)       $ (7,813)
Income tax expense                         179              179                 1,056           1,058
Non-cash interest                          368              368                 1,265           1,265
Cash interest                              239              239                   488             566
Depreciation                               373              373                 1,166           1,199
Amortization                               983              983                 2,823           2,852
                                 ------------------------------------     ---------------------------------
EBITDA                                  (1,068)            (930)               (1,117)           (874)
                                 ====================================     =================================
Owner's Costs                                -                -                     -             314
Referral Fees                                -                -                    72              72
Stock-based Compensation                   150              150                   414             414
                                 ------------------------------------     ---------------------------------
EBITDA, AS ADJUSTED                   $   (918)        $   (780)             $   (631)       $    (74)
                                 ====================================     =================================



                                     99.2-3

INCENTRA SOLUTIONS FORWARD LOOKING STATEMENTS

CERTAIN INFORMATION DISCUSSED IN THIS PRESS RELEASE MAY CONSTITUTE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND THE FEDERAL SECURITIES LAWS. ALTHOUGH THE COMPANY BELIEVES THAT THE EXPECTATIONS REFLECTED IN SUCH FORWARD-LOOKING STATEMENTS ARE BASED UPON REASONABLE ASSUMPTIONS AT THE TIME MADE, IT CAN GIVE NO ASSURANCE THAT ITS EXPECTATIONS WILL BE ACHIEVED. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS. FORWARD-LOOKING STATEMENTS ARE INHERENTLY SUBJECT TO UNPREDICTABLE AND UNANTICIPATED RISKS, TRENDS AND UNCERTAINTIES SUCH AS THE COMPANY'S INABILITY TO ACCURATELY FORECAST ITS OPERATING RESULTS; THE COMPANY'S POTENTIAL INABILITY TO ACHIEVE PROFITABILITY OR GENERATE POSITIVE CASH FLOW; THE AVAILABILITY OF FINANCING; AND OTHER RISKS ASSOCIATED WITH THE COMPANY'S BUSINESS. FOR FURTHER INFORMATION ON FACTORS WHICH COULD IMPACT THE COMPANY AND THE STATEMENTS CONTAINED HEREIN, REFERENCE SHOULD BE MADE TO THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING ANNUAL REPORTS ON FORM 10-KSB, QUARTERLY REPORTS ON FORM 10-QSB AND CURRENT REPORTS ON FORM 8-K. THE COMPANY ASSUMES NO OBLIGATION TO UPDATE OR SUPPLEMENT FORWARD-LOOKING STATEMENTS THAT BECOME UNTRUE BECAUSE OF SUBSEQUENT EVENTS.



                                  TABLES FOLLOW




                                     99.2-4

INCENTRA SOLUTIONS ANNOUNCES THIRD QUARTER AND RECORD NINE-MONTH RESULTS
Page 4

                                     ==========================================     ==========================================
                                                THREE MONTHS ENDED                              NINE MONTHS ENDED
                                     ==========================================     ==========================================
                                        SEPT. 30, 2005       SEPT. 30, 2004            SEPT. 30, 2005       SEPT. 30, 2004
                                        --------------       --------------            --------------       --------------
all amounts in (000's)
Revenues                                   $ 12,425             $ 4,348                  $ 36,031              $ 8,604
                                     ------------------------------------------     ------------------------------------------


Cost of revenue                               9,005               2,480                    24,574                5,030
                                     ------------------------------------------     ------------------------------------------
Gross margin                                  3,420               1,868                    11,457                3,574
                                     ------------------------------------------     ------------------------------------------

Total operating expenses                      5,835               4,496                    17,006                9,025
                                     ------------------------------------------     ------------------------------------------
Income (loss) from operations                (2,415)             (2,628)                   (5,549)              (5,451)
                                     ------------------------------------------     ------------------------------------------

Net loss before income taxes                 (3,031)             (2,934)                   (6,859)              (7,375)
                                     ------------------------------------------     ------------------------------------------

Net loss                                     (3,210)             (2,934)                   (7,915)              (7,375)
                                     ------------------------------------------     ------------------------------------------

Net loss applicable to
  common stockholders                      $ (3,865)           $ (3,306)                 $ (9,878)            $ (8,060)
                                     ==========================================     ==========================================

Basic and diluted net loss
  per share applicable to
  common shareholders                      $  (0.30)           $  (0.35)                 $  (0.80)            $  (1.06)
                                     ------------------------------------------     ------------------------------------------



                                 MORE-MORE-MORE


                                     99.2-5

INCENTRA SOLUTIONS ANNOUNCES THIRD QUARTER AND RECORD NINE-MONTH RESULTS
Page 5


                            INCENTRA SOLUTIONS, INC.
       Pro forma Unaudited Condensed Consolidated Statements of Operations

                                    =========================================       =========================================
                                               THREE MONTHS ENDED                              NINE MONTHS ENDED
                                    =========================================       =========================================
                                       SEPT. 30, 2005      SEPT. 30, 2004              SEPT. 30, 2005       SEPT. 30, 2004
                                       --------------      --------------              --------------       --------------
all amounts in (000's)
Revenues                                  $ 12,425            $ 13,296                     $ 46,475          $  41,433
                                    -----------------------------------------       -----------------------------------------


Cost of revenue                              9,005               8,240                       33,480             27,878
                                    -----------------------------------------       -----------------------------------------
Gross margin                                 3,420               5,056                       12,995             13,555
                                    -----------------------------------------       -----------------------------------------

Total operating expenses                     5,697               7,806                       18,363             20,510
                                    -----------------------------------------       -----------------------------------------
Income (loss) from operations               (2,277)             (2,750)                      (5,368)            (6,955)
                                    -----------------------------------------       -----------------------------------------

Net loss before income taxes                (2,893)             (3,735)                      (6,756)            (9,886)
                                    -----------------------------------------       -----------------------------------------

Net loss                                    (3,072)             (3,735)                      (7,813)            (9,886)
                                    -----------------------------------------       -----------------------------------------

Net loss applicable to
  common stockholders                     $ (3,727)           $ (4,390)                    $ (9,777)         $ (10,854)
                                    =========================================       =========================================

Basic and diluted net loss
  per share applicable to
  common shareholders
                                          $  (0.29)           $  (0.35)                    $  (0.77)         $   (0.86)
                                    =========================================       =========================================


                                 MORE-MORE-MORE


                                     99.2-6

INCENTRA SOLUTIONS ANNOUNCES THIRD QUARTER AND RECORD NINE-MONTH RESULTS
Page 6

                            INCENTRA SOLUTIONS, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEET
                                   (unaudited)

                                                                                              SEPTEMBER 30, 2005
                                                                                              ------------------
ASSETS
Current assets:
  Cash and cash equivalents                                                                  $      2,530,881
  Accounts receivable, net of allowance for doubtful accounts of $266,319                           7,279,802
  Other current assets                                                                              1,224,157
                                                                                             ----------------
Total current assets                                                                               11,034,839

Property and equipment, net                                                                         2,430,584
Capitalized software costs, net                                                                     1,843,200
Software and intellectual property, net                                                            13,917,448
Goodwill                                                                                           14,582,287
Restricted cash                                                                                        80,652
Other assets                                                                                        1,031,458
                                                                                             ----------------
TOTAL ASSETS                                                                                 $     44,920,469
                                                                                             ================

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Current portion of notes payable, capital leases and other long term obligations           $      7,516,794
  Accounts payable                                                                                  6,592,082
  Accrued expenses                                                                                  3,323,099
  Current portion of deferred revenue                                                               1,218,201
                                                                                             ----------------
Total current liabilities                                                                          18,650,177

Notes payable, capital leases and other long term obligations, net of current portion               4,223,977
Deferred revenue, net of current portion                                                              103,691
Derivative warrant liability                                                                                -
                                                                                             ----------------
TOTAL LIABILITIES                                                                                  22,977,845

Commitments and contingencies
Series A convertible preferred stock, $.001 par value, $31,500,000 liquidation preference,
  2,500,000 shares authorized, 2,466,971 shares issued and outstanding                             23,963,942
                                                                                             ----------------

Stockholders' equity:
Preferred stock, nonvoting, $.001 par value, 2,500,000 shares                                               -
  authorized, none issued or outstanding
Common stock, $.001 par value, 200,000,000 shares authorized, 13,316,328 shares issued,
  13,172,964 shares outstanding, 143,364 shares in treasury                                            13,173
Additional paid-in capital                                                                        124,439,794
Accumulated other comprehensive loss                                                                 (140,407)
Accumulated deficit                                                                              (126,333,877)
                                                                                             ----------------
TOTAL STOCKHOLDERS' EQUITY                                                                         (2,021,317)
                                                                                             ----------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                                   $     44,920,469
                                                                                             ================




                                     99.2-7